                                                                   EXHIBIT 10.26
================================================================================


                         REGISTRATION RIGHTS AGREEMENT



                          DATED AS OF ________, 1997


                                BY AND BETWEEN


                          NATIONAL MERCANTILE BANCORP


                                      AND


                       WILDWOOD ENTERPRISES INC. PROFIT
                            SHARING PLAN AND TRUST

================================================================================

                         REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT, dated as of ___________, 1997 is by and among NATIONAL MERCANTILE BANCORP, a California corporation (the "Company") and WILDWOOD ENTERPRISES INC. PROFIT SHARING PLAN AND TRUST (the "Investor").


                                    RECITAL
                                    -------

       The Company and the Investor have entered into that certain Standby Purchase Agreement, dated _______ (the "Purchase Agreement"), providing for, among other things, the sale by the Company and the purchase by the Investor of ______ shares of 6.5% Series A Noncumulative Convertible Perpetual Preferred Stock of the Company (the "Shares");

  NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, and to induce the Investor to enter into the Purchase Agreement, the parties hereto agree as follows:

     1.  CERTAIN DEFINITIONS.

     As used in this Agreement, the following terms shall have the following respective meanings:

         1.1  "CSTRS" shall mean the California State Teachers' Retirement Fund.
               -----

         1.2  "Commission" shall mean the Securities and Exchange Commission.
               ----------

         1.3  "Common Stock" shall mean the common stock, no par value,
               ------------
of the Company.

         1.4  "Conrad Company" shall mean the Conrad Company, a Montana
               --------------
corporation, or any Holder defined under the Registration Rights Agreement dated ________________, 1997 between Conrad Company and the Company.

         1.5  "Exchange Act" shall mean the Securities Exchange Act of 1934,
               ------------
or any successor thereto, as the same shall be amended from time to time.

         1.6  "Holder" shall mean the Investor.
               ------

         1.7  "Person" shall mean a corporation, association, limited liability
               ------
company, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

         1.8  "Registrable Securities" shall mean such Common Stock as
               ----------------------
hereafter may be issued or are issuable upon conversion of the Shares, and any securities of the Company issued successively in exchange for or in respect of any of the foregoing, whether as a result of any successive stock split or reclassification of, or stock dividend on, any of the foregoing or otherwise; provided, however, that such shares of Common Stock or securities shall cease to
--------  -------
be Registrable Securities when (i) a registration statement registering such shares of Common Stock or securities, as the case may be, under the Securities Act has been declared effective and such shares of Common Stock or securities, as the case may be, have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement or (ii) such shares of Common Stock or securities, as the case may be, are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such shares of Common Stock or securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company.

         1.9  "Securities Act" shall mean the Securities Act of 1933, or any
               --------------
successor thereto, as the same shall be amended from time to time.

         1.10 "Selling Shareholder" shall have the meaning assigned to such
               -------------------
term in Section 2(a) of this Agreement.
        ------------

     2.   "PIGGY-BACK" REGISTRATIONS UNDER THE SECURITIES ACT.

         (a) If, at any time, the Company proposes to register any of its securities under the Securities Act on a registration statement upon the request or for the account of any securityholder (a "secondary offering") or for purposes of an offering or sale by or on behalf of the Company for its own account that is combined with a secondary offering (a "combined offering"), then each such time the Company shall, at least ten (10) business days prior to the time when any such registration statement is filed with the Commission, give prompt written notice to the Holder of its intention to do so. Such notice shall specify, at a minimum, the number and class of securities so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of the Holder, given within five (5) business days following the receipt by the Holder of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by the Holder, and the intended method of distribution thereof), the Company shall include in such registration statement any or all of the Registrable Securities then held by the Holder requesting such registration (the Holder, together with any other security holder of the Company including shares in such registration statement being referred to hereafter as a "Selling Shareholder") to the extent necessary to permit the sale or other disposition of such Registrable Securities as the Holder has so directed the Company to be so registered.

         (b) In the event that the Company proposes to register securities for purposes of a secondary offering, upon the request or for the account of CSTRS or the Conrad Company (each a "Requesting Shareholder"), and any managing underwriter shall advise the Requesting Shareholder or Shareholders and the Selling Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the securities sought to be registered by the Requesting Shareholders and the Selling Shareholders creates a substantial risk that the price per security that such Requesting Shareholder or Shareholders and such Selling Shareholders will derive from such registration will be materially and adversely affected or that the number of securities sought to be registered (including any securities sought to be registered at the instance of the Requesting Shareholder or Shareholders and those sought to be registered by the Selling Shareholders) is too large a number to be reasonably sold, the Company will include in such registration statement first, such number of securities of the Requesting Shareholders and, second, such number of securities of CSTRS or the Conrad Company requested by either of them if not a Requesting Shareholder, and third, such number of securities the Selling Shareholders are so advised can reasonably be sold in such offering, or can be sold without such an effect, pro rata in proportion to the number of the
                             --- ----
securities sought to be registered by all such Selling Shareholders (excluding CSTRS and the Conrad Company).

         (c) Nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration initiated by it.

         (d) The Holder of Registrable Securities who has notified the Company to include any securities in a registration statement pursuant to Section 2 hereof shall have the right to withdraw any or all of the securities designated for registration thereby by giving written notice to such effect to the Company at least three business days prior to the anticipated effective date of such registration statement. In the event of any such withdrawal, the Company shall amend such registration statement and take such other actions as may be necessary so that such Registrable Securities of the Holder are not included in the applicable registration and not sold pursuant thereto, and such Registrable Securities shall continue to be Registrable Securities in accordance herewith. No such withdrawal shall affect the obligations of the Company with respect to Registrable Securities not so withdrawn.

     3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 2 to effect the registration of any Registrable
                  ---------
Securities under the Securities Act, the Company will:

         3.1 Prepare and file with the Commission a registration statement with respect to the Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective; for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed six months from the effective date.

         3.2 Prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed six months from the effective date;

         3.3 Furnish to the Holder participating in such registration and to the underwriters of the Registrable Securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and underwriters may reasonably request to facilitate the public offering of such Registrable Securities;

         3.4 Use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holder and underwriters may reasonably request and (ii) do any and all other acts and things that may be necessary or proper to enable the Holder or underwriters to consummate the public offering of the Registrable Securities; provided, that the Company shall not be required to execute a general consent to service of process in any jurisdiction or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         3.5 Notify the Holder participating in such registration, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         3.6 Notify the Holder promptly of any request by the Commission for the amendment of or supplement to such registration statement or prospectus or for additional information;

         3.7 Prepare and file with the Commission, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by the Holder;

         3.8 Prepare and promptly file with the Commission and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

         3.9 Advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         3.10 Not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of Selling Shareholders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy (in substantially final form) at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

         3.11 At the request of the Holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder making such request, in which opinion such counsel shall state that (a) such registration statement has become effective under the Securities Act; (b) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (c) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and statistical data contained therein); (d) such counsel does not know of any material legal or governmental proceedings, pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as Exhibits to the registration statement, which are not described or filed as required; and (e) covering such other matters of law as such underwriter may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Selling Shareholder(s) making such request, covering such matters as such underwriters and Selling Shareholder(s) may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and schedules of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     4. EXPENSES. With respect to each inclusion of Registrable Securities in a registration pursuant to Section 2 hereof, the Company shall bear the all expenses of each such registration (the "Registration Fees"). For purposes of this Section 4, Registration Fees shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, filing and NASD fees, exchange listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, the expense of any special audits incident to or required by any such registration, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel for the Holder, accountants for the Holder, underwriting discounts and underwriting commissions relating to the Registrable Securities to be sold by the Holder shall be borne by the Holder.

     5. INDEMNIFICATION. In the event that any shares of Registrable Securities are included in a registration statement pursuant to Section 2:

         5.1 The Company will indemnify and hold harmless the Holder whose shares of Registrable Securities are included in a registration statement pursuant to the provisions of this Agreement, its directors and officers, and any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse each such person with respect to, any and all loss, damage, liability, cost and expense to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         5.2 The Holder whose Shares of Registrable Securities are included in a registration statement pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, its directors and officers, any controlling person, any other participating Selling Shareholder, its officers, directors, partners, legal counsel and accountants and any underwriter from and against, and will reimburse each such person with respect to, any and all loss, damage, liability, cost or expense to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by the Holder specifically for use in the preparation thereof.

         5.3 Promptly after receipt by an indemnified party pursuant to the provisions of Section 5.1 or 5.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         5.4 If the indemnification provided for in Sections 5.1 and 5.2 above is unavailable or insufficient to hold harmless an Indemnified Party under Sections 5.1 and 5.2 above, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the loses, claims, damages or liabilities referred to in Sections 5.1 and 5.2 above, in such proportion as is appropriate to reflect the relative fault of the respective parties in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any holder and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any action or claim which is the subject of this Paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     6. CERTAIN LIMITATIONS IN CONNECTION WITH EXISTING GRANTS OF REGISTRATION RIGHTS. Notwithstanding anything to the contrary herein, the rights of the Holder hereunder shall at all times be subject to the rights of CSTRS and permitted assignees under that certain Registration Rights Agreement dated December 31, 1995 between the Company and CSTRS, and the Conrad Company under that certain Registration Rights Agreement dated _____________________, 1997 between the Conrad Company and the Company.

     7.   MISCELLANEOUS.

         7.1 GOVERNING LAWS. This Agreement shall be governed by and construed under the internal laws of the State of California without regard to the conflicts of laws provisions thereof.

         7.2 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties shall replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

         7.3 ENTIRE AGREEMENT. This Agreement, the exhibits hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

         7.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

         7.5 OTHER REMEDIES. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

         7.6 AMENDMENT AND WAIVERS. Any term or provisions of this Agreement requiring performance by or binding upon the Company or the Holder may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company, and the Holder. The waiver by a party of any breach hereof or default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

         7.7 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The representations, warranties, covenants and agreements of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Holder.

         7.8 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in a similar breach of default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach of default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         7.9 NOTICES. Whenever any party hereto desires or is required to give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be deemed to be valid and duly given for all proposes when hand-delivered, or five (5) business days after it is deposited in the mail if marked for registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         Company:                      National Mercantile Bancorp
                                       1840 Century Park East
                                       Los Angeles, California 90067
                                       Attention: Executive Vice President

          Holders:                     Wildwood Enterprises Inc. Profit Sharing
                                       Plan and Trust
                                       ____________________
                                       ____________________
                                       ____________________
                                       Attention:____________


Any party may change its address for such communications by giving notice thereof to the Company in conformity with this Section.

         7.10 CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any Section shall include a reference to every Section the number of which begins with the number of the Section to which reference is specifically made (e.g.,
                                                                        ----
a reference to Section 3 shall include a reference to Sections 3.1 through 3.11 inclusive). The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. A reference to a Section means a Section of this Agreement, unless the context expressly otherwise requires.

         7.11 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

(Signatures on Following Page)

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.


NATIONAL MERCANTILE BANCORP      WILDWOOD ENTERPRISES INC.
                                 PROFIT SHARING PLAN AND TRUST



By:                              By:

  Its:                                    Its: